UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 3, 2009
Date of Report (Date of earliest event reported)
Morris Business Development Company
(Exact name of registrant as specified in its charter)

Califoprnia	814-00724	33-0795854

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

Box 1009, Newport Beach, Ca	92659

(Address of principal executive offices)	(Zip Code)
310-493-2244
Registrant’s telephone number, including area code
Electronic Media Central, Corp
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01 Entry into a Material Definitive Agreement
Signatures

Item 1.01  Entry into a Material Definitive Agreement

On June 2, 2009 the registrant, Morris Business Development Company entered into an agreement with Howell Capital Holdings, LLC, a California Limited Liability Company operating collectively as More American Jobs (T). The mission is to assist and facilitate American companies preparation to obtain both government and private sector financial assistance to succeed by providing consulting for fee income.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morris Business Development Company
Date: June 3, 2009	By:	/s/ George Morris
George Morris
President